Transactions With Affiliates	12 Months Ended
Dec. 31, 2011
Transactions With Affiliates [Abstract]
Transactions with Affiliates

Affiliate transactions. Revenues from affiliates include amounts earned by the Partnership from services provided to Anadarko as well as from the sale of residue gas, condensate and NGLs to Anadarko. In addition, the Partnership purchases natural gas from an affiliate of Anadarko pursuant to gas purchase agreements. Operating and maintenance expense includes amounts accrued for or paid to affiliates for the operation of the Partnership assets, whether in providing services to affiliates or to third parties, including field labor, measurement and analysis, and other disbursements. A portion of the Partnership's general and administrative expenses is paid by Anadarko, which results in affiliate transactions pursuant to the reimbursement provisions of the omnibus agreement. Affiliate expenses do not inherently bear a direct relationship to affiliate revenues, and third-party expenses do not necessarily bear a direct relationship to third-party revenues. See Note 2 for further information related to contributions of assets to the Partnership by Anadarko.

Cash management. Anadarko operates a cash management system whereby excess cash from most of its subsidiaries, held in separate bank accounts, is generally swept to centralized accounts. Prior to the Partnership's acquisitions of the Partnership assets, third-party sales and purchases related to such assets were received or paid in cash by Anadarko within its centralized cash management system. Anadarko charged or credited the Partnership interest at a variable rate on outstanding affiliate balances for the periods these balances remained outstanding. The outstanding affiliate balances were entirely settled through an adjustment to parent net investment in connection with the acquisition of the Partnership assets. Subsequent to the acquisition of the Partnership assets, transactions related to such assets are cash settled directly with third parties and with Anadarko affiliates, and affiliate-based interest expense on current intercompany balances is not charged, except for Chipeta, which cash settles transactions directly with third parties and with Anadarko.

Note receivable from and note payable to Anadarko. Concurrent with the closing of the Partnership's May 2008 initial public offering, the Partnership loaned $260.0 million to Anadarko in exchange for a 30-year note bearing interest at a fixed annual rate of 6.50%, payable quarterly. The fair value of the note receivable from Anadarko was approximately $303.7 million and $258.9 million at December 31, 2011 and 2010, respectively. The fair value of the note reflects consideration of credit risk and any premium or discount for the differential between the stated interest rate and quarter-end market interest rate, based on quoted market prices of similar debt instruments.

In December 2008, the Partnership entered into a term loan agreement with Anadarko, discussed further in Note 10.

Commodity price swap agreements. The Partnership has commodity price swap agreements with Anadarko to mitigate exposure to commodity price volatility that would otherwise be present as a result of the purchase and sale of natural gas, condensate or NGLs. Notional volumes for each of the swap agreements are not specifically defined; instead, the commodity price swap agreements apply to the actual volume of natural gas, condensate and NGLs purchased and sold at the Hilight, Hugoton, Newcastle, Granger and Wattenberg assets, with various expiration dates through September 2015. In December 2011, the Partnership extended the commodity price swap agreements for the Hilight and Newcastle assets through December 2013. The commodity price swap agreements do not satisfy the definition of a derivative financial instrument and, therefore, are not required to be measured at fair value. See Note 12 for commodity price swap agreements entered into in December 2011, related to the MGR acquisition, with forward-starting effective dates beginning January 2012.

Below is a summary of the fixed price ranges on the Partnership's commodity price swap agreements outstanding as of December 31, 2011:

	Year Ended December 31,
per barrel except natural gas	2012			2013			2014			2015

Ethane	$18.21	−	29.78	$18.32	−	30.10	$18.36	−	30.53	$18.41
Propane	$45.23	−	53.28	$45.90	−	55.84	$46.47	−	52.37	$47.08
Isobutane	$57.50	−	67.22	$60.44	−	68.11	$61.24	−	69.23	$62.09
Normal butane	$52.40	−	62.92	$53.20	−	66.37	$53.89	−	64.78	$54.62
Natural gasoline	$69.77	−	85.15	$70.89	−	92.23	$71.85	−	79.74	$72.88
Condensate	$72.73	−	78.52	$74.04	−	83.93	$75.22	−	79.56	$76.47	−	78.61
Natural gas (per MMbtu)	$4.15	−	5.97	$3.75	−	6.09	$5.32	−	6.20	$5.50	−	5.96

The following table summarizes realized gains and losses on commodity price swap agreements:

	Year Ended December 31,
thousands	2011	2010	2009
Gains (losses) on commodity price swap agreements related to sales: (1)
Natural gas sales	$33,845	$20,200	$18,446
Natural gas liquids sales	(36,802)	2,953	2,196
Total	(2,957)	23,153	20,642
Losses on commodity price swap agreements related to purchases (2)	(27,234)	(23,344)	(16,538)
Net gains (losses) on commodity price swap agreements	$(30,191)	$(191)	$4,104

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(1)       Reported in natural gas, NGLs and condensate sales in the Partnership's consolidated statements of income in the period in which the related sale is recorded.

(2)       Reported in cost of product in the Partnership's consolidated statements of income in the period in which the related purchase is recorded.

Gas gathering and processing agreements. The Partnership has significant gas gathering and processing arrangements with affiliates of Anadarko on a majority of its systems. Approximately 75%, 73% and 76% of the Partnership's gathering, transportation and treating throughput for the years ended December 31, 2011, 2010 and 2009, respectively, was attributable to natural gas production owned or controlled by Anadarko. Approximately 64%, 66% and 58% of the Partnership's processing throughput for the years ended December 31, 2011, 2010 and 2009, respectively, was attributable to natural gas production owned or controlled by Anadarko.

       In connection with the MGR acquisition, the Partnership entered into 10-year, fee-based gathering and processing agreements with Anadarko effective December 1, 2011, for all affiliate throughput on the MGR assets.

Gas purchase and sale agreements. The Partnership sells substantially all of its natural gas, NGLs, and condensate to Anadarko Energy Services Company (“AESC”), Anadarko's marketing affiliate. In addition, the Partnership purchases natural gas from AESC pursuant to gas purchase agreements. The Partnership's gas purchase and sale agreements with AESC are generally one-year contracts, subject to annual renewal.

Omnibus agreement. Pursuant to the omnibus agreement, Anadarko and the general partner perform centralized corporate functions for the Partnership, such as legal; accounting; treasury; cash management; investor relations; insurance administration and claims processing; risk management; health, safety and environmental; information technology; human resources; credit; payroll; internal audit; tax; marketing; and midstream administration. The Partnership's reimbursement to Anadarko for certain general and administrative expenses allocated to the Partnership was capped at $9.0 million and $6.9 million for the years ended December 31, 2010 and 2009, respectively. The cap under the omnibus agreement expired on December 31, 2010. Expenses in excess of the cap for the years ended December 31, 2010 and 2009, were recorded as capital contributions from Anadarko and did not impact the Partnership's cash flows. For the year ended December 31, 2011, and thereafter, Anadarko, in accordance with the partnership and omnibus agreements, determined, in its reasonable discretion, amounts to be allocated to the Partnership in exchange for services provided under the omnibus agreement. Such amount was $19.5 million for the year ended December 31, 2011, comprised of $11.8 million of allocated general and administrative expenses and $7.7 million of public company expenses. The Partnership also incurred $8.0 million and $7.5 million in public company expenses not subject to the cap previously contained in the omnibus agreement, excluding equity-based compensation, during the years ended December 31, 2010 and 2009, respectively. See Summary of affiliate transactions below.

Services and secondment agreement. Pursuant to the services and secondment agreement, specified employees of Anadarko are seconded to the general partner to provide operating, routine maintenance and other services with respect to the assets owned and operated by the Partnership under the direction, supervision and control of the general partner. Pursuant to the services and secondment agreement, the Partnership reimburses Anadarko for services provided by the seconded employees. The initial term of the services and secondment agreement extends through May 2018 and the term will automatically extend for additional twelve-month periods unless either party provides 180 days written notice of termination before the applicable twelve-month period expires. The consolidated financial statements of the Partnership include costs allocated by Anadarko pursuant to the services and secondment agreement for periods including and subsequent to the Partnership's acquisition of the Partnership assets.

Tax sharing agreement. Pursuant to a tax sharing agreement, the Partnership reimburses Anadarko for the Partnership's estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, borne by Anadarko on behalf of the Partnership as a result of the Partnership's results being included in a combined or consolidated tax return filed by Anadarko with respect to periods including and subsequent to the Partnership's acquisition of the Partnership assets. Anadarko may use its tax attributes to cause its combined or consolidated group, of which the Partnership may be a member for this purpose, to owe no tax. Nevertheless, the Partnership is required to reimburse Anadarko for its estimated share of taxes the Partnership would have owed had the attributes not been available or used for the Partnership's benefit, regardless of whether Anadarko pays taxes for the period.

Allocation of costs. Prior to the Partnership's acquisition of the Partnership assets, the consolidated financial statements of the Partnership include costs allocated by Anadarko in the form of a management services fee, which approximated the general and administrative costs incurred by Anadarko attributable to the Partnership assets. This management services fee was allocated to the Partnership based on its proportionate share of Anadarko's assets and revenues or other contractual arrangements. Management believes these allocation methodologies are reasonable.

The employees supporting the Partnership's operations are employees of Anadarko. Anadarko charges the Partnership its allocated share of personnel costs, including costs associated with Anadarko's equity-based compensation plans, non-contributory defined pension and postretirement plans and defined contribution savings plan, through the management services fee or pursuant to the omnibus agreement and services and secondment agreement described above. In general, the Partnership's reimbursement to Anadarko under the omnibus agreement or services and secondment agreements is either (i) on an actual basis for direct expenses Anadarko and the general partner incur on behalf of the Partnership, or (ii) based on an allocation of salaries and related employee benefits between the Partnership, the general partner and Anadarko based on estimates of time spent on each entity's business and affairs. The vast majority of direct general and administrative expenses charged to the Partnership by Anadarko are attributed to the Partnership on an actual basis, excluding any mark-up or subsidy charged or received by Anadarko. With respect to allocated costs, management believes the allocation method employed by Anadarko is reasonable. While it is not practicable to determine what these direct and allocated costs would be on a stand-alone basis if the Partnership were to directly obtain these services, management believes these costs would be substantially the same.

Long-term incentive plan. The general partner awarded phantom units under the LTIP primarily to (i) the general partner's Chief Executive Officer and (ii) independent directors in 2011, and primarily to independent directors in 2010 and 2009. The phantom units awarded to the independent directors vest one year from the grant date, while all other awards are subject to graded vesting over a three-year service period. Compensation expense attributable to the phantom units granted under the LTIP is recognized entirely by the Partnership over the vesting period and was approximately $0.3 million, $0.3 million and $0.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, there was $0.6 million of unrecognized compensation expense attributable to the LTIP, of which $0.5 million will be allocated to the Partnership, and is expected to be recognized over a weighted-average period of 2.3 years.

The following table summarizes LTIP award activity for the years ended December 31, 2011, 2010 and 2009:

	2011		2010		2009
	Weighted-		Weighted-		Weighted-
	Average		Average		Average
	Grant-Date		Grant-Date		Grant-Date
	Fair Value	Units	Fair Value	Units	Fair Value	Units

Phantom units outstanding
at beginning of year	$20.19	17,503	$15.02	21,970	$16.50	30,304
Vested	$20.51	(15,119)	$15.02	(19,751)	$16.50	(30,304)
Granted	$35.66	21,594	$20.94	15,284	$15.02	21,970
Phantom units outstanding
at end of year	$33.92	23,978	$20.19	17,503	$15.02	21,970

Equity incentive plan and Anadarko incentive plans. The Partnership's general and administrative expenses include equity-based compensation costs allocated by Anadarko to the Partnership for grants made pursuant to the Incentive Plan as well as the Anadarko Incentive Plans. The Partnership's general and administrative expense for the years ended December 31, 2011, 2010 and 2009 included approximately $13.9 million, $5.4 million and $4.1 million, respectively, of allocated equity-based compensation expense for grants made pursuant to the Incentive Plan and Anadarko Incentive Plans. A portion of these expenses are allocated to the Partnership by Anadarko as a component of compensation expense for the executive officers of the Partnership's general partner and other employees pursuant to the omnibus agreement and employees who provide services to the Partnership pursuant to the services and secondment agreement. These amounts exclude compensation expense associated with the LTIP.

       As of December 31, 2011, the Partnership estimates that $5.5 million of unrecognized compensation expense attributable to the Incentive Plan will be allocated to the Partnership over a weighted-average period of 1.4 years. In addition, the Partnership estimates that $3.7 million of unrecognized compensation expense attributable to the Anadarko Incentive Plans, excluding performance-based awards, will be allocated to the Partnership over a weighted-average period of 2.0 years. As of December 31, 2011, the compensation cost related to performance-based awards under the Anadarko Incentive Plans that could be allocated to the Partnership during the next three years is approximately $0.1 million.

Equipment purchase and sale. In September 2010, the Partnership sold idle compressors with a net carrying value of $2.6 million to Anadarko for $2.8 million in cash. The gain on the sale was recorded as an adjustment to Partners' capital. In November 2010, the Partnership purchased compressors with a net carrying value of $0.4 million from Anadarko for $0.4 million in cash.

       In November 2011, the Partnership purchased equipment with a net carrying value of $2.0 million from Anadarko for $3.8 million in cash, with the difference recorded as an adjustment to Partners' capital.

Summary of affiliate transactions. Affiliate transactions include revenue from affiliates, reimbursement of operating expenses and purchases of natural gas. The following table summarizes affiliate transactions, including transactions with Anadarko, its affiliates and the general partner:

	Year Ended December 31,
thousands	2011	2010	2009

Revenues (1)	$648,997	$571,628	$521,850
Cost of product (1)	83,722	95,667	94,999
Operation and maintenance (2)	51,339	46,379	41,444
General and administrative (3)	31,855	23,807	27,408
Operating expenses	166,916	165,853	163,851
Interest income, net (4)	28,560	20,243	20,717
Interest expense (5)	4,935	6,924	9,096
Distributions to unitholders (6)	68,039	52,337	44,450
Contributions from noncontrolling interest owners	16,476	2,019	34,011
Distributions to noncontrolling interest owners	9,437	6,476	5,410

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(1)       Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.

(2)       Represents expenses incurred under the services and secondment agreement, as applicable.

(3)       Represents general and administrative expense incurred under the omnibus agreement, as applicable.

(4)       Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the Partnership assets prior to their acquisition were entirely settled through an adjustment to parent net equity.

(5)       Represents interest expense recognized on the note payable to Anadarko.

(6)       Represents distributions paid under the partnership agreement.

Concentration of credit risk. Anadarko was the only customer from whom revenues exceeded 10% of the Partnership's consolidated revenues for all periods presented on the Partnership's consolidated statements of income.